AZZ Inc. Announces Fiscal Year 2023 Fourth Quarter Cash Dividend of $0.17 per Share April 6, 2023 - FORT WORTH, TX - AZZ Inc. (NYSE: AZZ), the leading independent provider of hot-dip galvanizing and coil coating solutions, today announced its Board of Directors has authorized a fourth quarter cash dividend in the amount of $0.17 per share on the Company’s outstanding shares of common stock. The dividend is payable on May 17, 2023, to shareholders of record as of the close of business on April 26, 2023. While AZZ currently intends to pay regular quarterly cash dividends for the foreseeable future, any future dividends will be reviewed on an individual basis and declared by the Board of Directors at its discretion. AZZ remains committed to enhancing shareholder value based upon its consideration of various factors, including operating results, financial condition and business outlook at the applicable time. About AZZ Inc. AZZ Inc. is the leading independent provider of hot-dip galvanizing and coil coating solutions to a broad range of end-markets. Collectively, our business segments provide sustainable, unmatched metal coating solutions that enhance the longevity and appearance of buildings, products and infrastructure that are essential to everyday life. Safe Harbor Statement Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” ”could,” “should,” “expects,” “plans,” “will,” “might,” “would,” “projects,” “currently,” “intends,” “outlook,” “forecasts,” “targets,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial, and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward- looking statements. Forward-looking statements speak only as of the date they are made and are subject to risks that could cause them to differ materially from actual results. Certain factors could affect the outcome of the matters described herein. This press release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the construction markets, industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially continue to be adversely impacted by governmental issued mandates regarding the same in the jurisdictions in which we operate, sell to or from whom we purchase. We could also experience additional increases in labor costs, components and raw materials, including zinc and natural gas, which are used in our hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition opportunities; currency exchange rates; adequacy of financing, availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility, including a prolonged economic downturn or macroeconomic conditions such as inflation or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business, in Part I, Item 1A. Risk Factors, in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022, and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise. Company Contact: David Nark, Senior Vice President of Marketing, Communications and Investor Relations AZZ Inc. (817) 810-0095 www.azz.com Investor Contact: Sandy Martin, Phillip Kupper Three Part Advisors (214) 616-2207 www.threepa.com ####